Putnam
Massachusetts
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of voluntary reforms. We would like to call your attention to two of them that are now being included in these reports to provide shareholders with more useful information about their investments. Following the performance tables in the Performance Summary, you will find new expense and risk comparison information for your fund. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in your fund's Lipper peer group. The risk comparison shows your fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk comparisons are valuable tools for you and your financial advisor to use when making decisions about your financial program. These enhancements to our reports are just part of the additional disclosure we are committed to providing to shareholders.

Despite strong performance from several key positions, Putnam Massachusetts Tax Exempt Income Fund delivered slightly negative returns for the 12 months ended May 31, 2004. The fund achieved strong gains in the early months of the reporting period; however, bond prices retreated sharply in March and April, when inflation concerns increased the likelihood of the Federal Reserve Board raising short-term interest rates at its June meeting. The fund's performance at net asset value fell short of that of the Lehman Municipal Bond Index, but was slightly ahead of the average return of the fund's Lipper category for the fund's fiscal year. You will find the details on the facing page.

As always, we appreciate your support of Putnam Investments.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Massachusetts Tax Exempt Income Fund's class A shares posted a total return of -0.53% at net asset value (NAV) and -5.24% at public offering price (POP) for the 12 months ended May 31, 2004.

 * Due to differences in portfolio quality and composition, the fund's performance lagged that of the Lehman Municipal Bond Index, a nationally diversified benchmark, which returned -0.03% for the 12-month period.

 * The fund's results at NAV were slightly ahead of the -0.84% average return for its Lipper category, Massachusetts Municipal Debt Funds, due to effective duration management and security selection among lower-quality bonds.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Although municipal bond prices experienced little overall change for the 12 months ended May 31, 2004, the intervening months proved to be quite eventful for bond investors. During the early months of the fund's fiscal year, interest rates remained low while investors waited for evidence of stronger growth. We positioned the portfolio more defensively at this point, seeking to reduce its sensitivity to the potential impact of rising interest rates. While this decision was premature, it did prove wise when rates rose dramatically this spring. In March and April, municipal bond prices fell sharply -- in effect, netting out the strong price appreciation that had accrued up to that point in the fiscal year, and producing flat performance for the 12-month reporting period. The fund's performance at NAV was a little stronger than that of its Lipper category average but fell shy of results for its benchmark. The fund's investments in airline-related industrial development bonds (IDBs), which responded favorably to the stronger economic growth, and tobacco settlement bonds, which also strengthened, performed well for the year.

FUND PROFILE

Putnam Massachusetts Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and state of Massachusetts personal income taxes as we believe to be consistent with the preservation of capital. It may be suitable for investors seeking tax-free income through a diversified portfolio of municipal bonds issued primarily in Massachusetts.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were volatile during the fiscal year ended May 31, 2004. Concern about deflation led to falling yields through mid June of 2003. This was followed by a period of rising yields through August. Then, yields trended downward until they corrected sharply in late March and April in response to much stronger economic data. At the end of the period, yields on 10-year AAA-rated municipal bonds were slightly higher than they had been at the beginning of the period.

The ratio of municipal bond yields to Treasury yields fell to about 80% in December, which means the difference between the yields of 10-year municipal bonds and 10-year Treasuries increased. The ratio edged up to about 85% by the end of the fiscal period. Overall, the yield curve, which shows the difference in yields over a range of bond maturities, flattened somewhat, and credit spreads, which show the difference in yield between higher- and lower-rated bonds, generally narrowed.

The economy improved on nearly all fronts, including job growth. The Federal Reserve Board held the federal funds rate steady at 1%, but hinted at a potential rate hike in the near future. Municipal bond issuance remained strong. In May, California issued the first portion of its recently approved $15 billion bond issue to help alleviate the state's budget crisis. Although ongoing tobacco litigation continued to make headlines, the municipal bond market largely discounted the news. Airline-related IDBs turned in mixed results as a period of strength was followed by weakening toward period-end. In our opinion, the combination of higher fuel costs and competition from low-cost carriers makes the outlook for major airlines less favorable.

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MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                         -0.03%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                        -0.44%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                          -0.89%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       13.24%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     18.33%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             30.29%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 32.66%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/04.
-------------------------------------------------------------------------------


Strategy overview

In an increasingly strong economy, it appears likely that interest rates will rise. Consequently, we shortened the fund's duration (a measure of a fund's sensitivity to changes in interest rates) relative to that of its peers during the period.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to sell into strength where appropriate. We also continued to diversify the portfolio by adding selectively to the fund's lower-quality holdings.

We carefully monitored developments in the tobacco industry, particularly with regard to ongoing litigation and other factors affecting demand for tobacco settlement bonds, which are secured by the income stream from tobacco companies' settlement obligations to the states. The municipal bond market has largely ignored recent unfavorable headlines and the downgrading of some tobacco settlement bonds by Moody's rating service. In our view, the backdrop for the tobacco industry remains fundamentally positive, and the fund remains overweighted in these bonds relative to the benchmark.

As certain airline-related IDBs continued to rebound during the period, we took the opportunity to sell the fund's holdings into this strength. As noted previously, our outlook for the major airlines is not favorable at this time.

[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                        as of 11/30/03      as of 5/31/04

Health care                  27.3%              25.7%

Education                    15.3%              16.6%

Water and sewer              11.8%              10.8%

Transportation                7.5%               6.3%

Housing                       5.1%               4.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Airline-related industrial development bonds (IDBs) had a significant positive impact on performance for the year, although these issues gave up some of their strong gains in the final months of the period. IDBs are municipal bonds that are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. Early in the fiscal year, the airline industry continued to feel the effects of declining air traffic, high fixed costs, and high-profile bankruptcies. However, as geopolitical tensions eased and the global economy began to show signs of increased growth, investors became more optimistic about prospects for increased travel and airline-industry fundamentals. This led to a sharp rise in the price of airline-backed IDBs as many of these bonds recovered from previously distressed price levels.

The fund held IDBs backed by American Airlines. We took advantage of price appreciation in this sector to sell the fund's entire position. Since these holdings had been in the portfolio for some time, none of the sales resulted in a profit based on the acquisition cost, but the fund was able to sell on strength rather than in distress.

Tobacco settlement bonds also generated strong results during the latter half of the period as they recovered from investor concerns about pending litigation -- some involving multibillion-dollar judgments -- against tobacco companies. In several cases, higher courts reversed lower court judgments and outlined higher hurdles and stricter rules for litigants against tobacco companies. This change prompted our reversion to a more positive outlook on this sector. During the period, we maintained an overweight position in the tobacco sector versus the benchmark.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (63.4%)

Aa/AA (16.6%)

A (4.9%)

Baa/BBB (12.0%)

Ba/BB (2.4%)

B (0.4%)

Other (VMIG1) (0.3%)

Footnote reads:
As a percentage of market value as of 5/31/04. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

When economic growth improves, the chances of a company or a municipality defaulting generally decrease. This helps explain why credit spreads -- the difference in yield between higher- and lower-rated bonds -- generally narrowed over the course of the year, reflecting investors' rising confidence in the economy and fiscal health of lower-rated issuers. While your fund's portfolio is composed primarily of bonds rated investment-grade or higher, its exposure to a variety of high-yield municipal bonds boosted performance during the fiscal year. While we have not been increasing the fund's exposure to higher-yielding, lower-rated bonds, we have been diversifying the fund's holdings in this sector to help manage risk. Investments in several lower-quality issues, such as Boston Industrial Development Financing Authority bonds for Harbor Electric Energy Company and Massachusetts Industrial Finance Agency bonds issued for Brookhaven at Lexington Retirement Community, contributed positively to performance.

We established a new position in Massachusetts State Development Finance Agency (MDFA) bonds issued for Middlesex School. Located in Concord, Massachusetts, Middlesex School is a small co-ed college preparatory school with an impressive cash position, solid fund-raising ability, and strong student enrollment demand. The bonds, which are rated A1 by Moody's, carry a 5.125% coupon, and mature in 2023, are being used to refinance a loan from the MDFA and to fund construction of a new wastewater treatment plant at the school.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Early in 2004, lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April, employment data at last showed marked improvement in job creation. We believe the underlying strength in the economy will foster higher interest rates in the future. In keeping with our views, the fund's duration is now relatively short in order to keep the portfolio defensively positioned. We expect that the credit quality of general obligation municipal bonds will improve gradually as the economy improves and tax revenues increase. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they remain attractive and could narrow further. As a result, we believe credit risk is worth taking in moderate amounts, while we continue to seek diversification by sector and issuer. We will closely monitor market conditions as we pursue a high level of tax-free income and seek to manage the fund's risk exposure.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Performance summary

This section shows your fund's performance during its fiscal year, which ended May 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/04
----------------------------------------------------------------------------------------------------------------------------------
                             Class A                Class B               Class C               Class M
(inception dates)           (10/23/89)             (7/15/93)             (8/19/03)             (5/12/95)
----------------------------------------------------------------------------------------------------------------------------------
                          NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
----------------------------------------------------------------------------------------------------------------------------------
1 year                    -0.53%     -5.24%     -1.08%     -5.86%     -1.20%     -2.16%     -0.83%     -4.08%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   25.86      19.92      21.98      20.00      21.05      21.05      23.99      19.94
Annual average             4.71       3.70       4.05       3.71       3.89       3.89       4.39       3.70
----------------------------------------------------------------------------------------------------------------------------------
10 years                  74.46      66.20      63.46      63.46      61.10      61.10      68.92      63.33
Annual average             5.72       5.21       5.04       5.04       4.88       4.88       5.38       5.03
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.69       6.34       5.93       5.93       5.85       5.85       6.32       6.08
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


--------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/04
--------------------------------------------------------------------------------
                                                     Lipper
                                Lehman            Massachusetts
                               Municipal         Municipal Debt
                                 Bond            Funds category
                                Index               average*
--------------------------------------------------------------------------------
1 year                          -0.03%              -0.84%
--------------------------------------------------------------------------------
5 years                         30.64               24.14
Annual average                   5.49                4.41
--------------------------------------------------------------------------------
10 years                        84.79               70.75
Annual average                   6.33                5.49
--------------------------------------------------------------------------------
Annual average
(life of fund)                   6.99                6.43
--------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 5/31/04, there were 52, 47, and 28 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 5/31/94 to 5/31/04

                   Fund's class A         Lehman Municipal
Date                shares at POP            Bond Index

5/31/94                 9,525                 10,000
5/31/95                10,208                 10,911
5/31/96                10,780                 11,410
5/31/97                11,850                 12,354
5/31/98                12,745                 13,514
5/31/99                13,203                 14,145
5/31/00                13,179                 14,023
5/31/01                14,435                 15,726
5/31/02                15,371                 16,749
5/31/03                16,741                 18,485
5/31/04               $16,620                $18,479


Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,346 and $16,110, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,892 ($16,333 at public offering price). See first page of performance section for performance calculation method.


----------------------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/04
----------------------------------------------------------------------------------------------------------------------------------
                                               Class A             Class B             Class C             Class M
----------------------------------------------------------------------------------------------------------------------------------
Distributions (number)                             12                 12                    9                  12
----------------------------------------------------------------------------------------------------------------------------------
Income 1                                       $0.389640          $0.326887             $0.247045           $0.360783
----------------------------------------------------------------------------------------------------------------------------------
Capital gains 1                                    --                 --                    --                  --
----------------------------------------------------------------------------------------------------------------------------------
Total                                          $0.389640          $0.326887             $0.247045           $0.360783
----------------------------------------------------------------------------------------------------------------------------------
Share value:                                 NAV       POP            NAV                   NAV           NAV       POP
----------------------------------------------------------------------------------------------------------------------------------
5/31/03                                      $9.79     $10.28         $9.78                    --         $9.79     $10.12
----------------------------------------------------------------------------------------------------------------------------------
8/19/03+                                        --         --            --                 $9.35            --         --
----------------------------------------------------------------------------------------------------------------------------------
5/31/04                                       9.35       9.79++        9.35                  9.36          9.35       9.66
----------------------------------------------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------------------------------------------
Current dividend rate 2                      4.15%      3.97%         3.49%                 3.34%         3.85%      3.73%
----------------------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                         6.74       6.45          5.67                  5.43          6.26       6.06
----------------------------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4                   3.39       3.24          2.75                  2.59          3.10       3.00
----------------------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                         5.51       5.26          4.47                  4.21          5.04       4.87
----------------------------------------------------------------------------------------------------------------------------------

 + Inception date of class C shares.

++ Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 38.45% federal and state combined tax rate for 2004.
   Results for investors subject to lower tax rates would not be advantageous.

 4 Based only on investment income, calculated using SEC guidelines.


----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)            (10/23/89)             (7/15/93)             (8/19/03)             (5/12/95)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
----------------------------------------------------------------------------------------------------------------------------------
1 year                     0.20%     -4.58%     -0.46%     -5.26%     -0.58%     -1.54%     -0.21%     -3.49%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   28.31      22.27      24.24      22.24      23.24      23.24      26.40      22.33
Annual average             5.11       4.10       4.44       4.10       4.27       4.27       4.80       4.11
----------------------------------------------------------------------------------------------------------------------------------
10 years                  75.96      67.55      64.68      64.68      62.45      62.45      70.33      64.83
Annual average             5.81       5.30       5.12       5.12       4.97       4.97       5.47       5.12
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.69       6.34       5.92       5.92       5.83       5.83       6.31       6.07
----------------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Massachusetts Tax Exempt Income Fund from December 1, 2003, to May 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 5/31/04
------------------------------------------------------------------------------
                                    Class A    Class B    Class C    Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*             $4         $8         $8         $6
------------------------------------------------------------------------------
Ending value (after expenses)       $996       $993       $992       $994
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2004, use the calculation method below. To find the value of your investment on December 1, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 12/01/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

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HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 12/1/03  [DIV]    $1,000   X    per $1,000          =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $4 (see table above)  =   $40
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds


Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 5/31/04
-----------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Expenses paid per $1,000*            $4         $8         $8         $6
-----------------------------------------------------------------------------
Ending value (after expenses)    $1,021     $1,017     $1,017     $1,019
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio+             0.87%      1.52%      1.67%      1.17%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    0.93%      1.58%      1.73%      1.23%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C, and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk      0.21

Municipal bond
fund average          0.22

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Massachusetts Tax Exempt Income Fund (the "fund") at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 8, 2004


The fund's portfolio
May 31, 2004

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (95.3%) (a)
Principal amount                                     Rating (RAT)         Value

Massachusetts (88.6%)
-------------------------------------------------------------------------------
    $2,750,000 Boston, Indl. Dev. Fin. Auth.
               Rev. Bonds (Springhouse, Inc.), 6s,
               7/1/28                                BB-/P           $2,464,688
     6,055,000 Boston, Indl. Dev. Fin. Auth. Swr.
               Fac. Rev. Bonds (Harbor Elec. Energy
               Co.), 7 3/8s, 5/15/15                 Aa3              6,072,196
     7,935,000 Boston, Wtr. & Swr. Comm.
               Rev. Bonds, Ser. A, 5 3/4s, 11/1/13   Aa3              8,877,281
               Fall River, G.O. Bonds, FSA
     1,990,000 5s, 2/1/13                            Aaa              2,151,688
     1,950,000 5s, 2/1/12                            Aaa              2,113,313
     2,100,000 Framingham, Hsg. Auth. Rev. Bonds,
               GNMA Coll., 6.35s, 2/20/32            AAA              2,265,375
     5,185,000 Holden, G.O. Bonds, FGIC, 5 1/2s,
               3/1/20                                Aaa              5,534,988
     4,000,000 MA Bay Trans. Auth. Rev. Bonds (Gen.
               Trans. Syst.), Ser. A, 5 1/2s,
               3/1/12                                Aa2              4,430,000
     6,420,000 MA Bay Trans. Auth. Sales Tax
               Rev. Bonds, Ser. A, 5 1/4s, 7/1/21    AAA              6,861,375
     4,000,000 MA State College Bldg. Auth.
               Rev. Bonds, Ser. B, XLCA, 5 1/2s,
               5/1/28                                Aaa              4,190,000
               MA State Dev. Fin. Agcy. Rev. Bonds
     1,325,000 (Beverly Enterprises, Inc.), 7 3/8s,
               4/1/09                                B+/P             1,338,250
     1,500,000 (Lasell College), 6 3/4s, 7/1/31      BB+/P            1,464,375
     1,965,000 (Lasell Village), Ser. A, 6 3/8s,
               12/1/25                               BB/P             1,933,069
     1,950,000 (MA Biomedical Research), Ser. C,
               6 1/8s, 8/1/12                        A1               2,145,000
     1,300,000 (Worcester Redev. Auth. Issue), 6s,
               6/1/24                                AA               1,303,237
     1,830,000 (MA Biomedical Research), Ser. C,
               5 7/8s, 8/1/10                        A1               2,017,575
    10,200,000 (WGBH Edl. Foundation), Ser. A,
               AMBAC,  5 3/4s, 1/1/42                Aaa             11,309,250
     1,750,000 (Boston Biomedical Research),
               5 3/4s, 2/1/29                        Baa3             1,616,563
     1,000,000 (Middlesex School), 5 1/8s, 9/1/23    A1               1,017,500
     7,500,000 MA State Dev. Fin. Agcy. Resource
               Recvy. Rev. Bonds (Semass Syst.),
               Ser. A, MBIA, 5 1/2s, 1/1/10          Aaa              8,193,750
     4,570,000 MA State Edl. Fin. Auth. Rev. Bonds,
               Ser. E, AMBAC, 5s, 1/1/13             AAA              4,638,550
               MA State Hlth. & Edl. Fac. Auth. IFB
     7,900,000 (New England Medical Ctr.), MBIA,
               9.23s, 7/1/18                         Aaa              8,244,993
    12,000,000 AMBAC, 6s, 7/1/25                     Aaa             12,036,000
               MA State G.O. Bonds
     5,500,000 Ser. D, 5 1/2s, 11/1/19               Aa2              6,015,625
     7,500,000 Ser. C, FSA, 5 1/2s, 11/1/10          Aaa              8,343,750
     3,750,000 Ser. C, 5 1/4s, 8/1/15                AAA              4,110,938
     9,100,000 Ser. B, U.S. Govt. Coll., 5s, 5/1/12  AAA              9,816,625
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     5,360,000 (Rehab. Hosp. Cape & Islands),
               Ser. A, U.S. Govt. Coll., 7 7/8s,
               8/15/24                               AAA/P            5,537,470
     3,000,000 (Winchester Hosp.), Ser. E, 6 3/4s,
               7/1/30                                BBB              3,142,500
     3,125,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             3,210,938
     2,000,000 (Milford-Whitinsville Hosp.),
               Ser. D, 6.35s, 7/15/32                Baa2             2,010,000
     1,300,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             1,314,625
     5,000,000 (Harvard U.), Ser. N, 6 1/4s, 4/1/20  Aaa              5,981,250
     1,000,000 (Learning Ctr. for Deaf Children),
               Ser. C, 6 1/8s, 7/1/29                Ba2                936,250
     3,000,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               3,056,250
     2,100,000 (Partners Healthcare Syst.), Ser. C,
               6s, 7/1/15                            Aa3              2,299,500
     1,460,000 (Partners Healthcare Syst.), Ser. C,
               6s, 7/1/14                            Aa3              1,613,300
     3,015,000 (Newton-Wellesley Hosp.), Ser. E,
               MBIA, 5.9s, 7/1/11                    Aaa              3,194,031
     4,000,000 (Partners Healthcare Syst.), Ser. C,
               5 3/4s, 7/1/32                        Aa3              4,150,000
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                A1               1,017,500
     1,955,000 (Caritas Christian Oblig. Group),
               Ser. A, 5 5/8s, 7/1/20                BBB              1,891,463
       800,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB+               805,000
     3,665,000 (Williams College), Ser. G, 5 1/2s,
               7/1/14                                Aa1              3,985,688
     1,265,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/11                                BBB+             1,328,250
     2,600,000 (Cape Cod Healthcare), Ser. B,
               5.45s, 11/15/23                       BBB+             2,531,750
     3,000,000 (Jordan Hosp.), Ser. D, 5 3/8s,
               10/1/28                               BBB-             2,467,500
     4,250,000 (Boston College), Ser. K, 5 3/8s,
               6/1/14                                Aa3              4,728,125
     3,000,000 (Partners Healthcare Syst.), Ser. B,
               5 1/4s, 7/1/11                        Aa3              3,213,750
    10,000,000 (MA Inst. of Tech.), Ser. I-1, 5.2s,
               1/1/28                                Aaa             10,387,500
     1,000,000 (Wellesley College), 5s, 7/1/17       Aa1              1,043,750
     2,000,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC,  5s, 5/15/11            Aaa              2,157,500
     3,840,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC,  5s, 5/15/10            Aaa              4,147,200
     3,660,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC,  5s, 5/15/09            Aaa              3,943,650
               MA State Hsg. Fin. Agcy. Rev. Bonds
     2,000,000 (Rental Mtge.), Ser. E, AMBAC, 5.9s,
               7/1/25                                Aaa              2,072,500
     5,000,000 (Rental Mtge.) Ser. C, AMBAC,
               5 5/8s, 7/1/40                        Aaa              5,131,250
     2,180,000 (Single Fam.), Ser. 86, 5.1s,
               12/1/21                               Aa2              2,163,650
     1,590,000 (Rental Mtge.), Ser. E, FSA, 4.1s,
               7/1/06                                Aaa              1,613,850
     1,520,000 (Rental Mtge.), Ser. E, FSA, 3.95s,
               7/1/05                                Aaa              1,546,038
     1,650,000 (Rental Mtge.), Ser. E, FSA, 3.8s,
               7/1/04                                Aaa              1,652,096
               MA State Hsg. Fin. Auth. Agcy.
               Single Fam. Rev. Bonds, Ser. 84
       435,000 4 1/4s, 12/1/07                       Aa2                434,456
       360,000 4.05s, 12/1/06                        Aa2                364,950
       405,000 3.9s, 12/1/05                         AA                 413,100
               MA State Indl. Fin. Agcy. Rev. Bonds
     1,500,000 (1st Mtge. Stone Institution &
               Newton), 7.9s, 1/1/24                 BB-/P            1,535,625
     5,140,000 (1st Mtge. Loomis & Village),
               7 5/8s, 7/1/25                        AAA              5,572,325
     2,000,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                BBB/P            2,045,000
     2,750,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/09                                BBB/P            2,832,500
     4,875,000 (American Hinghan, Wtr. Treatment),
               6 3/4s, 12/1/25                       BBB/P            5,118,750
     6,000,000 (1st Mtge. Berkshire Retirement),
               Ser. A, 6 5/8s, 7/1/16                BBB-             6,060,000
     3,385,000 (Park School), 5.9s, 9/1/26           A3               3,583,869
     4,250,000 (MA Eastern Edison Co.), 5 7/8s,
               8/1/08                                A2               4,324,545
     1,650,000 (Wentworth Inst. of Tech.), 5 3/4s,
               10/1/28                               Baa1             1,668,563
     2,000,000 (1st Mtge. Brookhaven), Ser. B,
               5 1/4s, 1/1/17                        BBB/P            1,940,000
               MA State Port Auth. Rev. Bonds,
               Ser. C, MBIA
     2,000,000 5s, 7/1/08                            Aaa              2,150,000
     5,330,000 5s, 7/1/07                            Aaa              5,696,438
     7,000,000 MA State Wtr. Poll. Abatement
               Rev. Bonds (Pool Program), Ser. 5,
               5 3/8s, 8/1/27                        Aaa              7,192,500
               MA State Wtr. Resource Auth.
               Rev. Bonds, Ser. A
     5,500,000 6 1/2s, 7/15/19                       AA               6,455,625
    10,000,000 FGIC, 5 3/4s, 8/1/39                  Aaa             10,612,500
     1,000,000 MA State Wtr. Resource Auth. VRDN
               (Multi-Modal), Ser. C, 1.06s, 8/1/20  VMIG1            1,000,000
               Maynard, G.O. Bonds, MBIA
     1,065,000 5s, 2/1/13                            Aaa              1,151,531
       565,000 5s, 2/1/12                            Aaa                612,319
     1,760,000 Norwell, G.O. Bonds, FGIC, 5s,
               11/15/18                              AAA              1,878,800
    10,000,000 Quincy, Rev. Bonds, FSA, 5.3s,
               1/15/11                               Aaa             10,212,500
     1,000,000 Springfield, G.O. Bonds, MBIA, 5s,
               1/15/13                               Aaa              1,076,250
               U. MA Bldg. Auth. Rev. Bonds, Ser.
               04-1, AMBAC
     2,000,000 5 3/8s, 11/1/19                       AAA              2,130,000
     2,500,000 5 3/8s, 11/1/18                       AAA              2,681,250
     2,500,000 5 3/8s, 11/1/17                       AAA              2,700,000
     1,000,000 5 3/8s, 11/1/16                       AAA              1,083,750
               Westfield, G.O. Bonds, MBIA
     2,190,000 5s, 9/1/11                            Aaa              2,381,625
     2,190,000 5s, 9/1/10                            Aaa              2,384,363
     1,000,000 Westford, G.O. Bonds, FGIC, 5 1/4s,
               4/1/20                                Aaa              1,055,000
                                                                 --------------
                                                                    323,128,212

Puerto Rico (6.7%)
-------------------------------------------------------------------------------
     1,835,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 3/8s,
               5/15/33                               BBB              1,557,456
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds
     2,925,000 Ser. Z, MBIA, 6 1/4s, 7/1/13          Aaa              3,447,844
     3,000,000 Ser. AA, MBIA, 5 1/2s, 7/1/19         Aaa              3,345,000
    10,685,000 Cmnwlth. of PR, Muni. Fin. Agcy.
               Rev. Bonds, Ser. A, FSA, 4 1/2s,
               8/1/11                                Aaa             11,259,312
     4,500,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. NN, MBIA, 5 1/4s, 7/1/22         Aaa              4,820,625
                                                                 --------------
                                                                     24,430,237
-------------------------------------------------------------------------------
               Total Investments
               (cost $335,776,976)                                 $347,558,449
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $364,712,627.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2004. Securities rated by Putnam are indicated by "/P". Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

      The rates shown on VRDN are the current interest rates shown at May 31, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2004.

      The fund had the following industry group concentrations greater than 10% at May 31, 2004
      (as a percentage of net assets):

           Health care             25.7%
           Education               16.6
           Water & Sewer           10.8

      The fund had the following insurance concentrations greater than 10% at May 31, 2004
      (as a percentage of net assets):

           MBIA                    12.8%
           AMBAC                   12.0
           FSA                     10.7

Interest rate swap contracts outstanding at May 31, 2004

                                         Notional    Termination    Unrealized
                                          amount        date       depreciation
-------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital
Services, Inc. dated May 4, 2004 to pay
(receive) quarterly the notional amount
multiplied by the weekly BMA Municipal
Index adjusted by a specified spread and
receive quarterly the notional amount
multiplied by 3.971%.                  $10,000,000     8/6/14       $(60,000)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$335,776,976) (Note 1)                                           $347,558,449
-------------------------------------------------------------------------------
Cash                                                                9,353,070
-------------------------------------------------------------------------------
Interest and other receivables                                      5,660,843
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,150,336
-------------------------------------------------------------------------------
Receivable for securities sold                                      1,784,134
-------------------------------------------------------------------------------
Total assets                                                      366,506,832

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 543,469
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            406,230
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          476,706
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             86,252
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 29,453
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              754
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                163,352
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                               60,000
-------------------------------------------------------------------------------
Other accrued expenses                                                 27,989
-------------------------------------------------------------------------------
Total liabilities                                                   1,794,205
-------------------------------------------------------------------------------
Net assets                                                       $364,712,627

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $354,829,027
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          130,214
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (1,968,087)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         11,721,473
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $364,712,627

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($270,640,239 divided by 28,932,295 shares)                             $9.35
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $9.35)*                  $9.79
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($88,253,312 divided by 9,442,093 shares)**                             $9.35
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($986,849 divided by 105,469 shares)**                                  $9.36
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,832,227 divided by 516,642 shares)                                  $9.35
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.35)***                $9.66
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended May 31, 2004

Interest income:                                                  $20,143,227
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,081,466
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        524,661
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             15,929
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        7,233
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 610,637
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 896,276
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                   6,355
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  26,603
-------------------------------------------------------------------------------
Other                                                                 120,494
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                            6,307
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                      (6,307)
-------------------------------------------------------------------------------
Total expenses                                                      4,289,654
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (30,361)
-------------------------------------------------------------------------------
Net expenses                                                        4,259,293
-------------------------------------------------------------------------------
Net investment income                                              15,883,934
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    3,427,957
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,278,800
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts and swap contracts during the year                      (23,755,049)
-------------------------------------------------------------------------------
Net loss on investments                                           (19,048,292)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              $(3,164,358)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended May 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $15,883,934      $19,806,433
-------------------------------------------------------------------------------
Net realized gain on investments                   4,706,757        1,527,930
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   (23,755,049)      19,771,856
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         (3,164,358)      41,106,219
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                             (127,884)              --
-------------------------------------------------------------------------------
Class B                                              (43,887)              --
-------------------------------------------------------------------------------
Class C                                                 (421)              --
-------------------------------------------------------------------------------
Class M                                               (2,286)              --
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (12,276,618)     (14,483,206)
-------------------------------------------------------------------------------
Class B                                           (3,554,946)      (4,390,318)
-------------------------------------------------------------------------------
Class C                                              (20,134)              --
-------------------------------------------------------------------------------
Class M                                             (197,902)        (246,950)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (88,383,406)     (12,175,578)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (107,771,842)       9,810,167

Net assets
-------------------------------------------------------------------------------
Beginning of year                                472,484,469      462,674,302
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $130,214 and $747,746,
respectively)                                   $364,712,627     $472,484,469
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                             Year ended May 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $9.79           $9.34           $9.20           $8.74           $9.45
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .38             .42             .46             .48             .50
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  (.43)            .44             .14             .46            (.71)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       (.05)            .86             .60             .94            (.21)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.39)           (.41)           (.46)           (.48)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.39)           (.41)           (.46)           (.48)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.35           $9.79           $9.34           $9.20           $8.74
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      (.53)           9.39            6.61           10.95           (2.20)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $270,640        $344,042        $337,865        $285,452        $259,479
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .86             .84             .83             .82             .84
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   3.98            4.42            4.89            5.28            5.55
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      7.27           29.10           24.33            6.91           15.17
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                             Year ended May 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $9.78           $9.33           $9.19           $8.73           $9.44
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .32             .36             .40             .42             .44
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  (.42)            .44             .14             .46            (.71)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       (.10)            .80             .54             .88            (.27)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.33)           (.35)           (.40)           (.42)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.33)           (.35)           (.40)           (.42)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.35           $9.78           $9.33           $9.19           $8.73
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                     (1.08)           8.69            5.91           10.24           (2.85)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $88,253        $122,436        $118,486        $121,881        $109,426
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.51            1.49            1.48            1.47            1.49
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   3.33            3.77            4.25            4.63            4.90
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      7.27           29.10           24.33            6.91           15.17
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the period
                                                                                                               August 19, 2003+
Per-share                                                                                                         to May 31
operating performance                                                                                                2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                 $9.35
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                 .24
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                   .02
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                 .26
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                    (.25)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                  (.25)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                       $9.36
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                               2.71*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                       $987
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                            1.30*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                            2.52*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                               7.27
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                             Year ended May 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $9.79           $9.33           $9.20           $8.74           $9.45
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .36             .39             .43             .45             .47
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  (.44)            .45             .13             .46            (.71)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       (.08)            .84             .56             .91            (.24)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.36)           (.38)           (.43)           (.45)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.36)           (.38)           (.43)           (.45)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.35           $9.79           $9.33           $9.20           $8.74
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      (.83)           9.18            6.17           10.61           (2.50)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $4,832          $6,007          $6,324          $5,855          $4,174
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.16            1.14            1.13            1.12            1.14
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   3.69            4.12            4.60            4.98            5.25
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      7.27           29.10           24.33            6.91           15.17
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2004

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade Massachusetts tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Massachusetts.

The fund offers class A, class B, class C and class M shares. The fund began offering class C shares on August 19, 2003. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B and class M shares, do not pay a front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, realized gains and losses on certain futures contracts and on straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2004, the fund reclassified $277,388 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $277,388.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $14,648,998
Unrealized depreciation             (2,867,525)
                                  ------------
Net unrealized appreciation         11,781,473
Undistributed tax-exempt
income                                 620,894
Undistributed long-term gain           207,667
Post-October loss                           --
Cost for federal income
tax purposes                      $335,776,976

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended May 31, 2004, the fund paid PFTC $453,440 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2004, the fund's expenses were reduced by $30,361 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $699, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended May 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $17,996 and $206 from the sale of class A and class M shares, respectively, and received $304,964 and $491 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2004, Putnam Retail Management, acting as underwriter, received $22,268 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $29,320,497 and $116,427,423, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At May 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,301,386       $31,566,944
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       803,572         7,698,933
----------------------------------------------------------------
                                     4,104,958        39,265,877

Shares repurchased                 (10,320,514)      (98,463,183)
----------------------------------------------------------------
Net decrease                        (6,215,556)     $(59,197,306)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,002,210       $66,566,076
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       936,413         9,077,022
----------------------------------------------------------------
                                     7,938,623        75,643,098

Shares repurchased                  (8,981,312)      (85,431,581)
----------------------------------------------------------------
Net decrease                        (1,042,689)      $(9,788,483)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            661,892        $6,350,304
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       243,988         2,335,523
----------------------------------------------------------------
                                       905,880         8,685,827

Shares repurchased                  (3,981,180)      (37,959,559)
----------------------------------------------------------------
Net decrease                        (3,075,300)     $(29,273,732)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,022,693       $19,260,439
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       300,936         2,867,042
----------------------------------------------------------------
                                     2,323,629        22,127,481

Shares repurchased                  (2,507,296)      (23,907,957)
----------------------------------------------------------------
Net decrease                          (183,667)      $(1,780,476)
----------------------------------------------------------------

                                  For the period August 19, 2003
                                    (commencement of operations)
                                                 to May 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            109,682        $1,046,010
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,026            19,432
----------------------------------------------------------------
                                       111,708         1,065,442

Shares repurchased                      (6,239)          (59,006)
----------------------------------------------------------------
Net increase                           105,469        $1,006,436
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             18,573          $178,932
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,674           101,358
----------------------------------------------------------------
                                        29,247           280,290

Shares repurchased                    (126,385)       (1,199,094)
----------------------------------------------------------------
Net decrease                           (97,138)        $(918,804)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             80,814          $766,755
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,963           113,997
----------------------------------------------------------------
                                        92,777           880,752

Shares repurchased                    (156,490)       (1,487,371)
----------------------------------------------------------------
Net decrease                           (63,713)        $(606,619)
----------------------------------------------------------------

At May 31, 2004, Putnam, LLC owned 110 class C shares of the fund (0.1% of class C shares outstanding), valued at $1,030.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended May 31, 2004, Putnam Management has assumed $6,307 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The fund has designated 98.92% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $207,667 as long term capital gain, for its taxable year ended May 31, 2004.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of TransCanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, Inc., a private equity firm specializing in real estate investments, and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate
Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004, Associate at Ropes & Gray LLP; prior to 2000, Law Clerk for the
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel of
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993
Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN047-215036  845/236/258  7/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
May 31, 2004        $36,148*    $--             $5,597    $75
May 31, 2003        $30,358     $--             $4,972    $--

*Includes fees of $151 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended May 31, 2004 and May 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 136,521 and $ 59,490, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
May 31, 2004        $--             $--   $--         $--
May 31, 2003        $--             $--   $--         $--


Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 27, 2004